Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

(in thousands, except share data)

	(1)	(2)
	September 30,	December 31,
	2012	2011
ASSETS
Cash and due from banks	$9,239	$12,074
Interest bearing deposits with banks	7,608	2,100

Cash and cash equivalents	16,847	14,174
Interest bearing time deposits with banks	847	1,096
Securities available for sale	124,737	111,281
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,387	1,700
Investment in unconsolidated subsidiary	3,939	3,796

Total loans	278,347	289,681
Less: Allowance for loan losses	(3,420)	(2,931)

Total loans, net of allowance for loan losses	274,927	286,750
Premises and equipment, net	6,441	6,710
Other real estate owned	913	427
Bank owned life insurance and annuities	14,301	14,069
Equity investment in low income housing project	2,303	393
Core deposit intangible	175	209
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,985	4,782

Total assets	$454,848	$447,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$66,080	$64,751
Interest bearing	327,229	321,914

Total deposits	393,309	386,665
Securities sold under agreements to repurchase	4,268	3,500
Other interest bearing liabilities	1,282	1,244
Accrued interest payable and other liabilities	5,887	6,304

Total liabilities	404,746	397,713
Stockholders’ Equity:
Preferred stock, no par value:
Authorized—500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized—20,000,000 shares
Issued—4,745,826 shares
Outstanding -
4,233,490 shares at September 30, 2012;
4,228,218 shares at December 31, 2011	4,746	4,746
Surplus	18,340	18,363
Retained earnings	38,872	38,900
Accumulated other comprehensive loss	(1,931)	(2,256)
Cost of common stock in Treasury:
512,336 shares at September 30, 2012;
517,608 shares at December 31, 2011	(9,925)	(10,033)

Total stockholders’ equity	50,102	49,720

Total liabilities and stockholders’ equity	$454,848	$447,433

(1)	Unaudited
(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Interest income:
Loans, including fees	$3,930	$4,401	$12,199	$13,477
Taxable securities	337	328	1,004	894
Tax-exempt securities	190	222	554	689
Federal funds sold	—	1	—	5
Other interest income	7	8	23	23

Total interest income	4,464	4,960	13,780	15,088

Interest expense:
Deposits	891	1,162	2,774	3,528
Securities sold under agreements to repurchase	1	1	2	2
Other interest bearing liabilities	6	6	18	20

Total interest expense	898	1,169	2,794	3,550

Net interest income	3,566	3,791	10,986	11,538
Provision for loan losses	60	60	1,237	264

Net interest income after provision for loan losses	3,506	3,731	9,749	11,274

Non-interest income:
Trust fees	85	109	305	316
Customer service fees	323	354	957	1,015
Debit card fee income	202	204	611	603
Earnings on bank-owned life insurance and annuities	134	123	345	366
Commissions from sales of non-deposit products	128	53	288	221
Income from unconsolidated subsidiary	62	66	180	197
Gain on sale or call of securities	—	—	2	6
Gain on sale of loans	72	—	72	—
Gain from life insurance proceeds	—	—	53	—
Fees derived from loan activity	192	39	494	115
Other non-interest income	55	57	183	177

Total non-interest income	1,253	1,005	3,490	3,016

Non-interest expense:
Employee compensation expense	1,314	1,318	3,881	3,910
Employee benefits	500	334	1,513	1,158
Occupancy	231	236	689	731
Equipment	125	138	384	439
Data processing expense	364	336	1,074	995
Director compensation	58	74	177	221
Professional fees	105	111	286	341
Taxes, other than income	115	123	346	374
FDIC Insurance premiums	82	73	242	291
Loss (gain) on sales of other real estate owned	4	(14)	3	(28)
Amortization of intangibles	12	12	34	34
Other non-interest expense	363	368	1,109	1,106

Total non-interest expense	3,273	3,109	9,738	9,572

Income before income taxes	1,486	1,627	3,501	4,718
Provision for income taxes	354	413	736	1,174

Net income	$1,132	$1,214	$2,765	$3,544

Earnings per share
Basic	$0.27	$0.29	$0.65	$0.84
Diluted	$0.27	$0.29	$0.65	$0.83
Cash dividends declared per share	$0.22	$0.22	$0.66	$0.64
Weighted average basic shares outstanding	4,235,207	4,236,168	4,231,718	4,243,273
Weighted average diluted shares outstanding	4,236,542	4,239,872	4,234,008	4,246,533

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended
	September 30,	June 30,
	2012	2012
Interest income:
Loans, including fees	$3,930	$4,074
Taxable securities	337	337
Tax-exempt securities	190	186
Other interest income	7	8

Total interest income	4, 464	4,605

Interest expense:
Deposits	891	918
Securities sold under agreements to repurchase	1	—
Other interest bearing liabilities	6	6

Total interest expense	898	924

Net interest income	3,566	3,681
Provision for loan losses	60	69

Net interest income after provision for loan losses	3,506	3,612

Non-interest income:
Trust fees	85	114
Customer service fees	323	321
Debit card fee income	202	205
Earnings on bank-owned life insurance and annuities	134	105
Commissions from sales of non-deposit products	128	73
Income from unconsolidated subsidiary	62	61
Gain on sale or call of securities	—	2
Gain on sale of loans	72	—
Gain from life insurance proceeds	—	53
Fees derived from loan activity	192	198
Other non-interest income	55	63

Total non-interest income	1,253	1,195

Non-interest expense:
Employee compensation expense	1,314	1,289
Employee benefits	500	478
Occupancy	231	229
Equipment	125	126
Data processing expense	364	354
Director compensation	58	60
Professional fees	105	93
Taxes, other than income	115	113
FDIC Insurance premiums	82	81
Loss (gain) on sales of other real estate owned	4	(3)
Amortization of intangibles	12	11
Other non-interest expense	363	389

Total non-interest expense	3,273	3,220

Income before income taxes	1,486	1,587
Provision for income taxes	354	372

Net income	$1,132	$1,215

Earnings per share
Basic	$0.27	$0.29
Diluted	$0.27	$0.29
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,235,207	4,231,690
Weighted average diluted shares outstanding	4,236,542	4,234,321